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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (Date of earliest event reported) APRIL 1, 1999 (April 1, 1999)


                         CHESAPEAKE ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)



           OKLAHOMA                1-13726              73-1395733
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   (State or other jurisdiction   (Commission  (IRS Employer Identification No.)
       of incorporation)          File Number)

    6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA             73118
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     (Address of principal executive offices)                    (Zip Code)

                                 (405) 848-8000
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              (Registrant's telephone number, including area code)
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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.   OTHER EVENTS

     The Board of Directors of Chesapeake Energy Corporation has approved a repurchase program of up to $10 million in the aggregate of the Company's publicly traded Senior Notes and its 7% Convertible Preferred Stock. The purchase of the Company's publicly traded Senior Notes may be made by the Company from time to time in open market transactions, privately negotiated transactions or block trades. The purchase of the Company's 7% Convertible Preferred Stock may be made from time to time by the Company's wholly owned subsidiary, Chesapeake Energy Marketing, Inc., in open market transactions, privately negotiated transactions or block trades.




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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         CHESAPEAKE ENERGY CORPORATION



                                         By: /s/ AUBREY K. MCCLENDON
                                            --------------------------------
                                                   Aubrey K. McClendon,
                                                 Chief Executive Officer

Dated: April 1, 1999




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